UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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PROFICIENT ALPHA ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION

LETTER TO STOCKHOLDERS OF PROFICIENT ALPHA ACQUISITION CORP.

40 WALL ST., 29TH FLOOR

NEW YORK, NEW YORK 10005
TO BE HELD ON June 3, 2020

Dear Proficient Alpha Acquisition Corp. Stockholder:

You are cordially invited to attend a special meeting of Proficient Alpha Acquisition Corp, a Nevada corporation (“Proficient”), which will be held on June 3, 2020, at 10:00 a.m., Eastern Time (the “Special Meeting”). Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of Proficient stockholders and other meeting participants, the Special Meeting will be held in a virtual meeting format setting only. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/224541414 with the password of PAAC2020! and entering the voter control number included on your proxy card. You will not be able to attend the Special Meeting in person.

The attached Notice of the Special Meeting and proxy statement describe the business Proficient will conduct at the Special Meeting (unless Proficient determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement) and provide information about Proficient that you should consider when you vote your shares. As set forth in the attached proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 – Extension Amendment Proposal – To amend Proficient’s amended and restated articles of incorporation (the “Articles of Incorporation”) to extend the date by which Proficient has to consummate a business combination (the “Extension”) from June 3, 2020 to July 3, 2020 (or on the 3rd day of each subsequent month until December 3, 2020) (such date or later dates, as applicable, the “Extended Date”) (the “Extension Amendment Proposal”); and

2.	Proposal No. 2 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Proficient additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated as of March 10, 2020 (as it may be amended, the “Business Combination Agreement”), by and among Proficient, Lion Financial Group Limited, a corporation organized under the laws of the British Virgin Islands (“Lion”), Lion Group Holding Ltd., a Cayman Islands exempted company and wholly-owned subsidiary of Lion (“Pubco”), Lion MergerCo 1, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco, Shih-Chung Chou, an individual, in the capacity as the Purchaser Representative thereunder, Jian Wang and Legend Success Ventures Limited, each, in the capacity as a Seller Representative thereunder, and each of the holders of Lion’s outstanding capital shares.

The Articles of Incorporation provide that Proficient has until June 3, 2020 to complete its initial business combination (the “Termination Date”). Proficient’s board of directors (the “Board”) has determined that it is in the best interests of Proficient to seek an extension of the Termination Date and have Proficient’s stockholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. Proficient has called a special meeting of its stockholders to be held on [ ], 2020 to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). While Proficient is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Proficient stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Proficient will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Proficient believes that there is some risk that Proficient might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Proficient would be precluded from completing the Business Combination and would be forced to liquidate even if Proficient’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved, Complex Zenith Limited, a British Virgin Islands company controlled by Shih-Chung Chou, a director of Proficient (“Proficient Sponsor”), or its designees, has agreed to contribute to Proficient as a loan (i) $ for each Public Share (defined below) that is not redeemed (the “Initial Contribution”) in connection with the Special Meeting plus (ii) $ for each Public Share that is not redeemed for each subsequent calendar month commencing on July 3, 2020, and on the 3rd day of each subsequent month until December 3, 2020, or portion thereof, that is needed by Proficient to complete an initial business combination from July 3, 2020 until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if Proficient takes until September 3, 2020 to complete its Business Combination, which would represent three calendar months, Proficient Sponsor or its designees would make aggregate maximum Contributions of approximately $ per share (assuming no Public Shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and Proficient takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such Business Combination or Proficient’s subsequent liquidation will be approximately $ per share, in comparison to the current redemption amount of $ per share (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by Proficient to Proficient Sponsor or its designees upon consummation of an initial business combination. If Proficient Sponsor or its designees advises Proficient that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless Proficient can complete an initial business combination by June 3, 2020, Proficient will dissolve and liquidate in accordance with the Articles of Incorporation. Proficient Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Proficient Sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.

If Proficient’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Proficient intends to use its best efforts to complete the Business Combination on or before the Termination Date. If Proficient completes the Business Combination on or before June 3, 2020, it will cancel the Special Meeting and will not implement the Extension. If Proficient does not implement the Extension, it will not redeem any Public Shares (defined below) submitted for Redemption (defined below) solely in connection with the Special Meeting (but will redeem all Public Shares (defined below) submitted for Redemption in connection with the Business Combination Special Meeting). Proficient intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Articles of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

As contemplated by the Articles of Incorporation, the holders of Proficient’s common stock, par value $0.001 per share (the “Common Stock”), issued as part of the units sold in Proficient’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants (the “Trust Account”), if the Extension is implemented (the “Redemption”). If you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting and also desire to have such shares redeemed in connection with the Special Meeting, then you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting. However, if you did not elect to redeem your Public Shares in connection with the Business Combination Special Meeting, you may elect to redeem such shares in connection with the Special Meeting.

On the Record Date (defined below), the redemption price per share was approximately $10.185 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $117.13 million as of the Record Date (including interest not previously released to Proficient to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Common Stock on the Nasdaq Capital Market on the Record Date was $10.190. Accordingly, if the market price of the Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.005 less per share than if the stock was sold in the open market. Proficient cannot assure stockholders that they will be able to sell their shares of Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Proficient believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Proficient does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, June 3, 2020, as contemplated by and in accordance with the Articles of Incorporation, Proficient will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Proficient’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Proficient’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Proficient’s obligations under the Nevada Revised Statutes, as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least fifty percent (50%) of all outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on April 27, 2020 (the “Record Date”) as the date for determining Proficient’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. However, the holders of Common Stock may elect to redeem all or a portion of their shares in connection with the Special Meeting, even if they did not elect to redeem such shares in connection with the Business Combination Special Meeting.

Proficient believes that given Proficient’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Proficient is in the best position possible to consummate the Business Combination and that it is in the best interests of Proficient’s stockholders that Proficient obtain the Extension if needed. Proficient believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2020, which was amended on April 24, 2020 and may be further amended.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Proficient and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Proficient urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Proficient Alpha Acquisition Corp.

Kin Sze
Chief Executive Officer and Director
May , 2020

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least fifty percent (50%) of all the outstanding shares of Common Stock as of the Record Date. Accordingly, if you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF PROFICIENT ALPHA ACQUISITION CORP.
TO BE HELD ON June 3, 2020

To the Stockholders of Proficient Alpha Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Proficient Alpha Acquisition Corp., a Nevada corporation (“Proficient”), will be held on June 3, 2020, at 10:00 a.m., Eastern Time (the “Special Meeting”). Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of Proficient stockholders and other meeting participants, the Special Meeting will be held in a virtual meeting format setting only. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/224541414 with the password of PAAC2020! and entering the voter control number included on your proxy card. You will not be able to attend the Special Meeting in person. You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the following proposals (unless Proficient determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated May , 2020 and is first being mailed to stockholders on or about that date:

1.	Proposal No. 1 – Extension Amendment Proposal – To amend Proficient’s amended and restated articles of incorporation (the “Articles of Incorporation”) to extend the date by which Proficient has to consummate a business combination (the “Extension”) from June 3, 2020 to July 3, 2020 (or on the 3rd day of each subsequent month until December 3, 2020) (such date or later dates, as applicable, the “Extended Date”) (the “Extension Amendment Proposal”); and

2.	Proposal No. 2 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Proficient additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated as of March 10, 2020 (as it may be amended, the “Business Combination Agreement”), by and among Proficient, Lion Financial Group Limited, a corporation organized under the laws of the British Virgin Islands (“Lion”), Lion Group Holding Ltd., a Cayman Islands exempted company and wholly-owned subsidiary of Lion (“Pubco”), Lion MergerCo 1, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), Shih-Chung Chou, an individual, in the capacity as the Purchaser Representative thereunder, Jian Wang and Legend Success Ventures Limited, each, in the capacity as a Seller Representative thereunder, and each of the holders of Lion’s outstanding capital shares (the “Sellers”).

The Articles of Incorporation provide that Proficient has until June 3, 2020 to complete its initial business combination (the “Termination Date”). Proficient’s board of directors (the “Board”) has determined that it is in the best interests of Proficient to seek an extension of the Termination Date and have Proficient’s stockholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. Proficient has called a special meeting of its stockholders to be held on [ ], 2020 to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). While Proficient is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Proficient stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Proficient will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Proficient believes that there is some risk that Proficient might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Proficient would be precluded from completing the Business Combination and would be forced to liquidate even if Proficient’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved, Complex Zenith Limited, a British Virgin Islands company controlled by Shih-Chung Chou, a director of Proficient (“Proficient Sponsor”), or its designees, has agreed to contribute to Proficient as a loan (i) $ for each Public Share (defined below) that is not redeemed (the “Initial Contribution”) in connection with the Special Meeting plus (ii) $ for each Public Share that is not redeemed for each subsequent calendar month commencing on July 3, 2020, and on the 3rd day of each subsequent month until December 3, 2020, or portion thereof, that is needed by Proficient to complete an initial business combination from July 3, 2020 until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if Proficient takes until September 3, 2020 to complete its Business Combination, which would represent three calendar months, Proficient Sponsor or its designees would make aggregate maximum Contributions of approximately $ per share (assuming no Public Shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and Proficient takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such Business Combination or Proficient’s subsequent liquidation will be approximately $ per share, in comparison to the current redemption amount of $ per share (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by Proficient to Proficient Sponsor or its designees upon consummation of an initial business combination. If Proficient Sponsor or its designees advises Proficient that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless Proficient can complete an initial business combination by June 3, 2020, Proficient will dissolve and liquidate in accordance with the Articles of Incorporation. Proficient Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Proficient Sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.

If Proficient’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Proficient intends to use its best efforts to complete the Business Combination on or before the Termination Date. If Proficient completes the Business Combination on or before June 3, 2020, it will cancel the Special Meeting and will not implement the Extension. If Proficient does not implement the Extension, it will not redeem any Public Shares (defined below) submitted for Redemption (defined below) solely in connection with the Special Meeting (but will redeem all Public Shares (defined below) submitted for Redemption in connection with the Business Combination Special Meeting). Proficient intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Articles of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

As contemplated by the Articles of Incorporation, the holders of Proficient’s common stock, par value $0.001 per share (the “Common Stock”), issued as part of the units sold in Proficient’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants (“Trust Account”), if the Extension is implemented (the “Redemption”). If you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting and also desire to have such shares redeemed in connection with the Special Meeting, then you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting. However, if you did not elect to redeem your Public Shares in connection with the Business Combination Special Meeting, you may elect to redeem such shares in connection with the Special Meeting.

On the Record Date (defined below), the redemption price per share was approximately $10.185 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $117.13 million as of the Record Date (including interest not previously released to Proficient to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Common Stock on the Nasdaq Capital Market on the Record Date was $10.190. Accordingly, if the market price of the Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.005 less per share than if the stock was sold in the open market. Proficient cannot assure stockholders that they will be able to sell their shares of Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Proficient believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Proficient does not complete the Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, Proficient will not proceed with the Extension if Proficient will not have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination, after taking into account the Redemption. Proficient will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, as contemplated by and in accordance with the Articles of Incorporation, Proficient will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Proficient’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Proficient’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Proficient’s obligations under the Nevada Revised Statutes, as amended from time to time (“NRS”), to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to Proficient’s transfer agent at least two business days prior to the Special Meeting (unless you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least fifty percent (50%) of all outstanding shares of Common Stock.

Record holders of Common Stock at the close of business on April 27, 2020 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 14,467,000 issued and outstanding shares of Common Stock. Proficient’s warrants and rights do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Proficient urges you to read this material carefully and vote your shares.

This proxy statement is dated May      , 2020 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Proficient Alpha Acquisition Corp.

Kin Sze
Chief Executive Officer and Director

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Proficient’s current views with respect to, among other things, Proficient’s pending Business Combination with Lion, its capital resources and results of operations. Likewise, Proficient’s financial statements and all of Proficient’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Proficient’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Proficient does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Proficient’s ability to complete the Business Combination;

●	the anticipated benefits of the Business Combination;

●	the volatility of the market price and liquidity of the Common Stock and other securities of Proficient;

●	the use of funds not held in the Trust Account (as described herein) or available to Proficient from interest income on the Trust Account balance; and

●	the competitive environment in which Lion will operate following the Business Combination.

While forward-looking statements reflect Proficient’s good faith beliefs, they are not guarantees of future performance. Proficient disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Proficient’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Proficient’s Annual Report on Form 10-K for the year ended September 30, 2019, as filed with the SEC on December 30, 2019 and in other reports Proficient files with the SEC. Risks regarding the Business Combination are also discussed in the Registration Statement on Form F-4 filed with the SEC by Pubco. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Proficient (or to third parties making the forward-looking statements).

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Proficient stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting, which will be held on June 3, 2020, at 10:00 a.m., Eastern Time. Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of Proficient stockholders and other meeting participants, the Special Meeting will be held in a virtual meeting format setting only. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/224541414 with the password of PAAC2020! and entering the voter control number included on your proxy card. You will not be able to attend the Special Meeting in person.

Q:	Why am I receiving this proxy statement?

A:	Proficient is a blank check company incorporated as a Nevada corporation on July 27, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On June 3, 2019, Proficient consummated its initial public offering of 10,000,000 units, each consisting of one share of Common Stock, one redeemable warrant to purchase one share of Common Stock at an exercise price of $11.50 per share, and one right (“Right”) to receive one-tenth of one share of Common Stock upon consummation of the Proficient’s initial business combination (“Units”), plus 1,500,000 additional Units pursuant to the full exercise of the over-allotment option by the underwriters, at a price of $10.00 per Unit, generating an aggregate amount of gross proceeds of $115,000,000. Like most blank check companies, Proficient’s Articles of Incorporation provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date.

Proficient will hold the Business Combination Special Meeting on [ ], 2020 to approve the Business Combination.

If Proficient’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Proficient intends to use its best efforts to complete the Business Combination on or before the Termination Date. If Proficient completes the Business Combination on or before June 3, 2020, it will cancel the Special Meeting and will not implement the Extension. If Proficient does not implement the Extension, it will not redeem any Public Shares submitted for Redemption solely in connection with the Special Meeting (but will redeem all Public Shares submitted for Redemption in connection with the Business Combination Special Meeting). Proficient intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Articles of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

Proficient believes that it is in the best interests of Proficient’s stockholders to continue Proficient’s existence until the Extended Date if necessary in order to allow Proficient additional time to complete the Business Combination and is therefore holding this Special Meeting.

Q:	When and where is the Special Meeting?

A:	The Special Meeting will be held on June 3, 2020, at 10:00 a.m., Eastern Time via live webcast by https://web.lumiagm.com/224541414 with the password of PAAC2020!.

Q:	Can I attend the Annual Meeting in person?

A:	We will be hosting the Special Meeting via live webcast on the Internet. You will not be able to attend the Special Meeting in person. The webcast will start at 10:00 a.m. Eastern Time, on June 3, 2020. Any stockholder can listen to and participate in the Special Meeting live via the Internet at https://web.lumiagm.com/224541414 with the password of PAAC2020!. Stockholders may vote and submit questions while connected to the Special Meeting on the Internet with the voter control number included on your proxy card.

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Q:	What do I need in order to be able to participate in the Special Meeting online?

A:	You can attend the Special Meeting via the Internet by visiting https://web.lumiagm.com/224541414 with the password of PAAC2020!. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. If you do not have a voter control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the Special Meeting.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	Proficient stockholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 – Extension Amendment Proposal – To amend Proficient’s amended and restated articles of incorporation (the “Articles of Incorporation”) to extend the date by which Proficient has to consummate a business combination (the “Extension”) from June 3, 2020 to July 3, 2020 (or on the 3rd day of each subsequent month until December 3, 2020) (such date or later dates, as applicable, the “Extended Date”) (the “Extension Amendment Proposal”); and

2.	Proposal No. 2 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Q:	Are the proposals conditioned on one another?

A:	Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, Proficient will not proceed with the Extension if Proficient will not have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination, after taking into account the Redemption. Proficient will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

If the Extension is implemented and one or more Proficient stockholders elect to redeem their Public Shares pursuant to the Redemption (either in connection with the Special Meeting or the Business Combination Special Meeting), Proficient will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for Proficient’s use in connection with consummating the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved, Proficient Sponsor or its designees has agreed to contribute to Proficient as a loan (i) $ for each Public Share that is not redeemed in connection with the Special Meeting plus (ii) $ for each Public Share that is not redeemed for each subsequent calendar month commencing on July 3, 2020, and on the 3rd day of each subsequent month until December 3, 2020, or portion thereof, that is needed by Proficient to complete an initial business combination from July 3, 2020 until the Extended Date. For example, if Proficient takes until September 3, 2020 to complete its Business Combination, which would represent three calendar months, Proficient Sponsor or its designees would make aggregate maximum Contributions of approximately $ per share (assuming no Public Shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and Proficient takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such Business Combination or Proficient’s subsequent liquidation will be approximately $ per share, in comparison to the current redemption amount of $ per share (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by Proficient to Proficient Sponsor or its designees upon consummation of an initial business combination. If Proficient Sponsor or its designees advises Proficient that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless Proficient can complete an initial business combination by June 3, 2020, Proficient will dissolve and liquidate in accordance with the Articles of Incorporation. Proficient Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Proficient Sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate. If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce Proficient’s net asset value. Proficient cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $117.13 million that was in the Trust Account as of the Record Date. In addition, Proficient will not proceed with the Extension if Proficient will not have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination, after taking into account the Redemption. Proficient will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

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If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, as contemplated by and in accordance with the Articles of Incorporation, Proficient will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Proficient’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Proficient’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Proficient’s obligations under the NRS to provide for claims of creditors and other requirements of applicable law.

Proficient Sponsor, the officers and directors and the initial stockholders of Proficient waived their rights to participate in any liquidating distribution with respect to the 2,875,000 founder shares held by them. There will be no distribution from the Trust Account with respect to Proficient’s warrants or Rights, which will expire worthless in the event Proficient dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on Proficient not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Special Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q:	Why is Proficient proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:	Proficient’s Articles of Incorporation provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Proficient additional time to complete the Business Combination pursuant to the Business Combination Agreement, if needed.

Proficient filed a preliminary proxy statement/prospectus filed with the SEC on March 23, 2020, which was amended on April 24, 2020 and may be further amended. While Proficient is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Proficient stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Proficient will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Proficient believes that there is some risk that Proficient might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Proficient would be precluded from completing the Business Combination and would be forced to liquidate even if Proficient’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved, Proficient Sponsor or its designees has agreed to contribute to Proficient as a loan (i) $ for each Public Share that is not redeemed in connection with the Special Meeting plus (ii) $ for each Public Share that is not redeemed for each subsequent calendar month commencing on July 3, 2020, and on the 3rd day of each subsequent month until December 3, 2020, or portion thereof, that is needed by Proficient to complete an initial business combination from July 3, 2020 until the Extended Date. For example, if Proficient takes until September 3, 2020 to complete its Business Combination, which would represent three calendar months, Proficient Sponsor or its designees would make aggregate maximum Contributions of approximately $ per share (assuming no Public Shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and Proficient takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such Business Combination or Proficient’s subsequent liquidation will be approximately $ per share, in comparison to the current redemption amount of $ per share (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by Proficient to Proficient Sponsor or its designees upon consummation of an initial business combination. If Proficient Sponsor or its designees advises Proficient that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless Proficient can complete an initial business combination by June 3, 2020, Proficient will dissolve and liquidate in accordance with the Articles of Incorporation. Proficient Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Proficient Sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate. Proficient cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $117.13 million that was in the Trust Account as of the Record Date.

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Proficient believes that given Proficient’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Proficient is in the best position possible to consummate the Business Combination and that it is in the best interests of Proficient’s stockholders that Proficient obtain the Extension if needed. Proficient believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the SEC on March 23, 2020, which was amended on April 24, 2020 and may be further amended.

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by Proficient stockholders on the Business Combination will occur at the separate Business Combination Special Meeting of Proficient stockholders, to be held on [ ], 2020, at 10:00 a.m., Eastern Time, and the solicitation of proxies from Proficient stockholders in connection with such separate Business Combination Special Meeting, and the related right of Proficient stockholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus. Proficient filed a preliminary proxy statement/prospectus filed with the SEC on March 23, 2020, which was amended on April 24, 2020 and may be further amended. If you want to ensure your Public Shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Special Meeting or the Business Combination Special Meeting.

If the Extension Amendment Proposal is not approved by Proficient’s stockholders, Proficient may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved by Proficient’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:	The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least fifty percent (50%) of all the outstanding shares of Common Stock as of the Record Date. A Proficient stockholder’s failure to vote by proxy or to vote herself/himself/itself at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. The presence, oneself or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a Proficient stockholder’s failure to vote by proxy or to vote oneself at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	Proficient believes stockholders will benefit from Proficient consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Proficient has to complete a business combination until the Extended Date. The Extension would give Proficient additional time to complete the Business Combination.

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The Board believes that it is in the best interests of Proficient’s stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Proficient will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Proficient believes that there is some risk that Proficient might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Proficient would be precluded from completing the Business Combination and would be forced to liquidate even if Proficient’s stockholders are otherwise in favor of consummating the Business Combination.

Proficient believes that given Proficient’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Proficient is in the best position possible to consummate the Business Combination and that it is in the best interests of Proficient’s stockholders that Proficient obtain the Extension if needed. Proficient believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the SEC on March 23, 2020, which was amended on April 24, 2020 and may be further amended.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by Proficient’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	How will the Proficient Sponsor, Proficient’s directors, officers and its initial stockholders vote?

A:	The Proficient Sponsor, Proficient’s directors, officers and its initial stockholders have advised Proficient that they intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Proficient Sponsor, Proficient’s directors, officers and its initial stockholders and their respective affiliates are not entitled to redeem any founder shares in connection with the Extension Amendment Proposal. On the Record Date, the Proficient Sponsor, Proficient’s directors, officers and its initial stockholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 2,875,000 shares of Common Stock held by the Proficient Sponsor and the officers and directors of Proficient, representing approximately 19.9% of Proficient’s issued and outstanding shares of Common Stock.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, Proficient does not currently anticipate seeking any further extension to consummate a business combination beyond the Extended Date.

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Q:	What happens if the Extension Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Extension Amendment Proposal, Proficient may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof, and the Business Combination is not consummated on or before the Termination Date, as contemplated by and in accordance with the Articles of Incorporation, Proficient will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Proficient’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Proficient’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Proficient’s obligations under the NRS to provide for claims of creditors and other requirements of applicable law.

The Proficient Sponsor, the officers and directors and the initial stockholders of Proficient waived their rights to participate in any liquidation distribution with respect to the 2,875,000 founder shares held by them. There will be no distribution from the Trust Account with respect to Proficient’s warrants or Rights, which will expire worthless in the event Proficient dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, Proficient will continue to attempt to consummate the Business Combination until the Extended Date. Proficient will file an amendment to its Articles of Incorporation with Nevada in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at a special meeting and consummate the closing of the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved, Proficient Sponsor or its designees has agreed to contribute to Proficient as a loan (i) $ for each Public Share that is not redeemed in connection with the Special Meeting plus (ii) $ for each Public Share that is not redeemed for each subsequent calendar month commencing on July 3, 2020, and on the 3rd day of each subsequent month until December 3, 2020, or portion thereof, that is needed by Proficient to complete an initial business combination from July 3, 2020 until the Extended Date. For example, if Proficient takes until September 3, 2020 to complete its Business Combination, which would represent three calendar months, Proficient Sponsor or its designees would make aggregate maximum Contributions of approximately $ per share (assuming no Public Shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and Proficient takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such Business Combination or Proficient’s subsequent liquidation will be approximately $ per share, in comparison to the current redemption amount of $ per share (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by Proficient to Proficient Sponsor or its designees upon consummation of an initial business combination. If Proficient Sponsor or its designees advises Proficient that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless Proficient can complete an initial business combination by June 3, 2020, Proficient will dissolve and liquidate in accordance with the Articles of Incorporation. Proficient Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Proficient Sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate. Proficient cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $117.13 million that was in the Trust Account as of the Record Date.

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If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares (in connection with either the Special Meeting or the Business Combination Special Meeting) will reduce the amount remaining in the Trust Account and increase the percentage interest of Proficient held by Proficient’s officers, directors, the Proficient Sponsor and its affiliates. In addition, Proficient’s Articles of Incorporation provide that Proficient cannot redeem or repurchase Public Shares to the extent such redemption would result in Proficient’s failure to have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination in accordance with Proficient’s Articles of Incorporation. As a result, Proficient will not proceed with the Extension if Proficient will not have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination, after taking into account the Redemption. Proficient will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

Q:	Am I able to exercise my redemption rights in connection with the Business Combination?

A:	If you were a holder of Common Stock as of the close of business on the April 27, 2020 record date for the Business Combination Special Meeting, you will be able to vote to approve the Business Combination in the Business Combination Special Meeting, to be held on [ ], 2020. The Special Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with the Business Combination, subject to any limitations set forth in the Articles of Incorporation (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is two business days before the special meeting of Proficient’s stockholders to vote on the Business Combination).

If Proficient’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Proficient intends to use its best efforts to complete the Business Combination on or before the Termination Date. If Proficient completes the Business Combination on or before June 3, 2020, it will cancel the Special Meeting and will not implement the Extension. If Proficient does not implement the Extension, it will not redeem any Public Shares submitted for Redemption solely in connection with the Special Meeting (but will redeem all Public Shares submitted for Redemption in connection with the Business Combination Special Meeting). Proficient intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Articles of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares (unless you previously elected to redeem your Public Shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting).

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote by:

• entering a new vote by Internet or telephone;

• sending a later-dated, signed proxy card to Proficient’s Secretary to Proficient Alpha Acquisition Corp., 40 Wall St., 29th Floor, New York, New York 10005, Attn: Secretary, so that it is received by Proficient’s Secretary on or before the Special Meeting; or

•   attending and voting, virtually via the Internet, during the Special Meeting.

You also may revoke your proxy by sending a notice of revocation to Proficient’s Secretary, which must be received by Proficient’s Secretary on or before the Special Meeting. Attending the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal must be approved by the affirmative vote of the holders of at least fifty percent (50%) of all then outstanding shares of Common Stock as of the Record Date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. With respect to the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

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Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Proficient believes that all of the proposals presented to the stockholders at this Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, but will have no effect on the outcome of any vote on the Adjournment Proposal.

Q:	What constitutes a quorum at the Special Meeting?

A:	A majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be present, themselves or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions (but not broker non-votes) will be counted as present for the purpose of determining a quorum, but if you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established. The Proficient Sponsor, directors, officers and the initial stockholders, who beneficially own approximately 19.9% of the issued and outstanding shares of Common Stock, will count towards this quorum. In the absence of a quorum, the chairman of the Special Meeting has the power to adjourn the Special Meeting to a later date or dates. As of the Record Date for the Special Meeting, 7,233,501 shares of Common Stock would be required to achieve a quorum.

Q:	How do I vote?

A:	If you were a holder of record of shares of Common Stock on April 27, 2020, the Record Date for the Special Meeting, you may vote with respect to the proposals yourself at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on June 3, 2020.

Voting by Internet. Stockholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting www.voteproxy.com and entering the voter control number included on your proxy card.

Voting by Telephone. Dial toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 2, 2020 to be counted.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Proficient and its stockholders. The Board recommends that Proficient’s stockholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Proficient and its stockholders and recommends that Proficient’s stockholders vote “FOR” the Adjournment Proposal.

Q:	What interests do Proficient’s directors and officers have in the approval of the Extension Amendment Proposal?

A:	Proficient’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Proficient Sponsor, of shares of Common Stock and Private Placement Warrants (as defined below) that may become exercisable in the future. See the section entitled “Special Meeting of Proficient Stockholders — Interests of the Proficient Sponsor, Proficient’s Directors, Officers and Initial Stockholders” in this proxy statement.

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Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to Proficient’s stockholders in connection with the Extension Amendment Proposal.

Q:	If I am a Public Warrant (defined below) or Right holder, can I exercise redemption rights with respect to my Public Warrants or Rights?

A:	No. The holders of warrants issued in connection with Proficient’s initial public offering which are exercisable for one share of Common Stock at an exercise price of $11.50 per share of Common Stock (the “Public Warrants”) and the holders of Rights issued in connection with Proficient’s initial public offering to receive one-tenth of one share of Common Stock upon consummation of Proficient’s initial business combination have no redemption rights with respect to such Public Warrants or Rights.

Q:	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A:

No. Holders of outstanding Units must separate the underlying Common Stock, Public Warrants and Rights prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to American Stock Transfer & Trust Company, LLC, Proficient’s transfer agent, with written instructions to separate such Units into Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of American Stock Transfer & Trust Company, LLC is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to American Stock Transfer & Trust Company, LLC, Proficient’s transfer agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Proficient’s stockholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Proficient to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated May 29, 2019, filed in connection with Proficient’s initial public offering. If you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting, you do not need to request to redeem your shares in connection with the Special Meeting, as such shares will be automatically submitted for Redemption in connection with the Special Meeting.

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In order to exercise your redemption rights (unless you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting), you must: (i) if you hold Units, separate the underlying Public Shares, Public Warrants and Rights, and (ii) unless you have already done so in connection with the Business Combination Special Meeting, on or before 5:00 p.m., Eastern Time, on June 1, 2020 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Proficient redeem your Public Shares for cash to American Stock Transfer & Trust Company, LLC, the transfer agent, at the following address:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue

Brooklyn, NY 11219

Attn: Felix Orihuela

Email: forihuela@astfinancial.com

Proficient stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Proficient’s understanding that Proficient stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Proficient does not have any control over this process and it may take longer than two weeks. Proficient stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

If you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting and also desire to have such shares redeemed in connection with the Special Meeting, then you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting. However, if you did not elect to redeem your Public Shares in connection with the Business Combination Special Meeting, you may elect to redeem such shares in connection with the Special Meeting.

Proficient stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment at the Special Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not stockholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:	You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to Proficient stockholders for the Business Combination Special Meeting to be held on [ ], 2020. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Special Meeting and the Business Combination Special Meeting.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:	Proficient will pay the cost of soliciting proxies for the Special Meeting. Proficient has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. Proficient will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of Proficient may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

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Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Proficient Alpha Acquisition Corp.
40 Wall St., 29th Floor
New York, NY 10005
Attention: Mr. Kin Sze
Email: stephen@paac-us.com

You may also contact the proxy solicitor for Proficient at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200 or banks and brokers can call at (203) 658-9400

Email: PAAC.info@morrowsodali.com

To obtain timely delivery, Proficient stockholders must request the materials no later than May 27, 2020, or five business days prior to the date of the Special Meeting. You may also obtain additional information about Proficient from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on June 1, 2020 (two business days before the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” unless you have already done so in connection with the Business Combination Special Meeting. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue

Brooklyn, NY 11219

Attn: Felix Orihuela

Email: forihuela@astfinancial.com

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SPECIAL MEETING OF PROFICIENT STOCKHOLDERS

This proxy statement is being provided to Proficient stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of Proficient Stockholders to be held on June 3, 2020, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about May      , 2020 to all stockholders of record of Proficient as of April 27, 2020, the record date for the Special Meeting. Stockholders of record who owned shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 10:00 a.m., Eastern Time, on June 3, 2020 via live webcast by visiting https://web.lumiagm.com/224541414 with the password of PAAC2020!. The Special Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Special Meeting

At the Special Meeting, Proficient stockholders will consider and vote on the following proposals:

1.	Proposal No. 1 – Extension Amendment Proposal – To amend Proficient’s Articles of Incorporation to extend the date by which Proficient has to consummate a business combination from June 3, 2020 to the Extended Date; and

2.	Proposal No. 2 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a stockholder of Proficient, you have a right to vote on certain matters affecting Proficient. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on April 27, 2020, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 14,467,000 issued and outstanding shares of Common Stock, of which 11,500,000 shares of Common Stock are held by Proficient public stockholders, 2,875,000 shares are held by the Proficient initial stockholders and 92,000 shares are held by I-Bankers Securities, Inc., the underwriter in Proficient’s initial public offering.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

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Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least fifty percent (50%) of all the outstanding shares of Common Stock as of the Record Date. The presence, oneself or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal. Accordingly, a Proficient stockholder’s failure to vote by proxy or to vote oneself at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. The presence, oneself or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal. Accordingly, a Proficient stockholder’s failure to vote by proxy or to vote oneself at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, but if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

It is possible that Proficient will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved. If Proficient fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved, Proficient will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders.

Voting Your Shares – Stockholders of Record

If you are a Proficient stockholder of record, you may vote by mail, Internet or telephone. Each share of Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of Common Stock that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of Common Stock will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on June 3, 2020.

Voting by Internet. Stockholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting www.voteproxy.com and entering the voter control number included on your proxy card.

Voting by Telephone. Dial toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 2, 2020 to be counted.

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Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Proficient. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company, LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [  ].

You will receive a confirmation of your registration by email after Proficient receives your registration materials. You may attend the Special Meeting by visiting https://web.lumiagm.com/224541414 with the password of PAAC2020!. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. Proficient encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Special Meeting

The Special Meeting will be held virtually on June 3, 2020 at 10:00 a.m. Eastern Time via live webcast on the Internet. You will be able to attend the Special Meeting by visiting https://web.lumiagm.com/224541414 with the password of PAAC2020!. In order to vote or submit a question during the Special Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the meeting only by registering as a guest and you will not be able to vote or submit your questions during the meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Proficient’s Secretary in writing to Proficient Alpha Acquisition Corp., 40 Wall St., 29th Floor, New York, New York 10005, before the Special Meeting that you have revoked your proxy; or

●	you may attend the Special Meeting, revoke your proxy, and vote oneself, as indicated above.

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No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Articles of Incorporation, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Proficient will hold the Business Combination Special Meeting on [ ], 2020, beginning at 10:00 a.m., Eastern Time, respectively, to approve the Business Combination.

If Proficient’s stockholders approve the Business Combination at the Business Combination Special Meeting on [ ], 2020 and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Proficient intends to complete the Business Combination on or before the Termination Date. If Proficient completes the Business Combination on or before June 3, 2020, it will cancel the Special Meeting and will not implement the Extension. If Proficient does not implement the Extension, it will not redeem any Public Shares submitted for Redemption solely in connection with the Special Meeting (but will redeem all Public Shares submitted for Redemption in connection with the Business Combination Special Meeting). Proficient intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Articles of Incorporation only if it has determined that it may not be able to complete the Business Combination on or before the Termination Date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Morrow Sodali LLC, Proficient’s proxy solicitor, at (800) 662-5200 or banks and brokers can call at (203) 658-9400.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, Proficient will not proceed with the Extension if Proficient will not have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination, after taking into account the Redemption. Proficient will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

In order to exercise your redemption rights (unless you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting), you must:

●	if you hold Units, separate the underlying Public Shares, the Public Warrants and Rights;

●	unless you have already done so in connection with the Business Combination Special Meeting, on or before 5:00 p.m., Eastern Time, on June 1, 2020 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Proficient redeem your Public Shares for cash to American Stock Transfer & Trust Company, LLC, the transfer agent, at the following address:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue

Brooklyn, NY 11219

Attn: Felix Orihuela

Email: forihuela@astfinancial.com

and

●	unless you have already done so in connection with the Business Combination Special Meeting, deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

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Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such stockholder’s option.

Holders of outstanding Units must separate the underlying Public Shares, Public Warrants and Rights prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to American Stock Transfer & Trust Company, LLC, the transfer agent, with written instructions to separate such Units into Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to American Stock Transfer & Trust Company, LLC, the transfer agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by Proficient’s public stockholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $117.13 million as of the Record Date. Prior to their exercising redemption rights, Proficient stockholders should verify the market price of the Common Stock, as stockholders may receive higher proceeds from the sale of their shares of Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Common Stock when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Proficient, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and Proficient does not consummate an initial business combination on or before the Termination Date, Proficient will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders and all of Proficient’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of Proficient stockholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to Proficient stockholders. Stockholders of Proficient seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to the Business Combination Special Meeting. Proficient filed a preliminary proxy statement/prospectus filed with the SEC on March 23, 2020, which was amended on April 24, 2020 and may be further amended.

Appraisal Rights

There are no appraisal rights available to Proficient’s stockholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

Proficient is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. Proficient has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. Proficient and its directors, officers and employees may also solicit proxies on the Internet. Proficient will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Proficient will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Proficient will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Proficient stockholders. Directors, officers and employees of Proficient who solicit proxies will not be paid any additional compensation for soliciting.

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Interests of the Proficient Sponsor, Proficient’s Directors, Officers and Initial Stockholders

When you consider the recommendation of the Board, Proficient stockholders should be aware that aside from their interests as stockholders, the Proficient Sponsor, certain members of the Board, officers and the initial stockholders of Proficient have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Proficient stockholders that they approve the Extension Amendment Proposal. Proficient stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	if the Extension Amendment Proposal is not approved and Proficient does not consummate a business combination on or before the Termination Date, as contemplated by Proficient’s initial public offering prospectus and in accordance with the Articles of Incorporation, the shares of Common Stock held by the Proficient Sponsor, Proficient’s directors, officers and initial stockholders, which were acquired for an aggregate purchase price of $575,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 5,375,000 private placement warrants (the “Private Placement Warrants”) that were acquired simultaneously with the initial public offering for an aggregate purchase price of $5,375,000 (as they will expire). Assuming such shares of Common Stock and Private Placement Warrants have a value equal to Public Shares and Public Warrants, such securities would have had an aggregate market value of approximately $29.62 million based on the last sale price of $10.210 and $0.050 of the Common Stock and Public Warrants, respectively, on the Nasdaq Capital Market on May 5, 2020;

●	the fact that the Proficient Sponsor, Proficient’ directors, officers and initial stockholders have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a proposed initial business combination;

●	the fact that the Proficient Sponsor, Proficient’ directors, officers and initial stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any of the 2,875,000 founder shares held by them if Proficient fails to complete an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved;

● ●

certain officers and directors of Proficient will be issued shares upon consummation of the Business Combination;

the fact that on July 24, 2019, Proficient issued an unsecured promissory note to the Proficient Sponsor for a principal amount of up to $800,000 for working capital purposes. Pursuant to the terms of the note, the Proficient Sponsor will loan up to a total of $800,000, in the event that Proficient’s cash held outside of its Trust Account is less than $150,000. The note bears no interest and is repayable in full upon the earlier of the consummation of Proficient’s initial business combination and the date of the winding up of Proficient. As of the date hereof, an aggregate of $[ ] principal amount under the promissory note is outstanding;

●	the fact that, at the option of the Proficient Sponsor, any amounts outstanding under any other loans made by the Proficient Sponsor or any of its affiliates to Proficient in an aggregate amount up to $1,500,000 may be converted into warrants to purchase shares of Common Stock at a price of $1.00 per warrant at the option of the lender;

●	the right of the Proficient Sponsor to hold ordinary shares of Pubco following the Business Combination, subject to certain lock-up periods;

●	the potential continued board roles of certain of Proficient’s existing directors in Pubco, where Shih-Chung Chou will serve as director of Pubco and Walter Cook will serve as an independent director and a member of the audit committee of Pubco following the consummation of the Business Combination;

●	the continued indemnification of Proficient’s existing directors and officers and the continuation of Proficient’s directors’ and officers’ liability insurance after the Business Combination;

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●	the fact that the Proficient Sponsor, Proficient’s directors, officers and initial stockholders may not participate in the formation of, or become an officer or director of, any blank check company with a class of securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”) until Proficient has entered into a definitive agreement regarding its initial business combination or Proficient has failed to complete an initial business combination within the time period set forth in its Articles of Incorporation, as the same may be amended from time to time;

●	the fact that the Proficient Sponsor, Proficient’s officers and directors will lose their entire investment in Proficient and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated on or before the Termination Date, and the Extension Amendment Proposal is not approved; and

●	if the Trust Account is liquidated, including in the event Proficient is unable to complete an initial business combination within the required time period, the Proficient Sponsor has agreed to indemnify Proficient to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Proficient has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Proficient, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Additionally, if the Extension Amendment Proposal is approved and Proficient consummates an initial business combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

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PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

Proficient is proposing to amend its Articles of Incorporation to extend the date by which Proficient has to consummate a business combination to the Extended Date so as to give Proficient additional time to complete the Business Combination. A copy of the proposed amendment to the Articles of Incorporation of Proficient is attached to this proxy statement as part of Annex A.

The Business Combination qualifies as a “business combination” under Proficient’s Articles of Incorporation.

The Business Combination Special Meeting is scheduled to be held on [ ], 2020 to approve the Business Combination. While Proficient is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Proficient stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Proficient will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Proficient believes that there is some risk that Proficient might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Proficient would be precluded from completing the Business Combination and would be forced to liquidate even if Proficient’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved, Proficient Sponsor or its designees has agreed to contribute to Proficient as a loan (i) $ for each Public Share that is not redeemed in connection with the Special Meeting plus (ii) $ for each Public Share that is not redeemed for each subsequent calendar month commencing on July 3, 2020, and on the 3rd day of each subsequent month until December 3, 2020, or portion thereof, that is needed by Proficient to complete an initial business combination from July 3, 2020 until the Extended Date. For example, if Proficient takes until September 3, 2020 to complete its Business Combination, which would represent three calendar months, Proficient Sponsor or its designees would make aggregate maximum Contributions of approximately $ per share (assuming no Public Shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and Proficient takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such Business Combination or Proficient’s subsequent liquidation will be approximately $ per share, in comparison to the current redemption amount of $ per share (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by Proficient to Proficient Sponsor or its designees upon consummation of an initial business combination. If Proficient Sponsor or its designees advises Proficient that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless Proficient can complete an initial business combination by June 3, 2020, Proficient will dissolve and liquidate in accordance with the Articles of Incorporation. Proficient Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Proficient Sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate. Proficient cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $117.13 million that was in the Trust Account as of the Record Date.

Proficient believes that given Proficient’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Proficient is in the best position possible to consummate the Business Combination and that it is in the best interests of Proficient’s stockholders that Proficient obtain the Extension if needed. Proficient believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the SEC on March 23, 2020, which was amended on April 24, 2020 and may be further amended.

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As contemplated by the Articles of Incorporation, the holders of Proficient’s Common Stock may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. If you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting and also desire to have such shares redeemed in connection with the Special Meeting, then you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting. However, if you did not elect to redeem your Public Shares in connection with the Business Combination Special Meeting, you may elect to redeem such shares in connection with the Special Meeting.

On the Record Date, the redemption price per share was approximately $10.185 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $117.13 million as of the Record Date (including interest not previously released to Proficient to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Common Stock on the Nasdaq Capital Market on the Record Date was $10.190. Accordingly, if the market price of the Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.005 less per share than if the stock was sold in the open market. Proficient cannot assure stockholders that they will be able to sell their shares of Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Proficient believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Proficient does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Proficient’s Articles of Incorporation provide that Proficient has until the Termination Date to complete a business combination. Proficient and its officers and directors agreed that they would not seek to amend Proficient’s Articles of Incorporation to allow for a longer period of time to complete a business combination unless Proficient provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. While Proficient is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Proficient stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Proficient will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Proficient believes that there is some risk that Proficient might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Proficient would be precluded from completing the Business Combination and would be forced to liquidate even if Proficient’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved, Proficient Sponsor or its designees has agreed to contribute to Proficient as a loan (i) $ for each Public Share that is not redeemed in connection with the Special Meeting plus (ii) $ for each Public Share that is not redeemed for each subsequent calendar month commencing on July 3, 2020, and on the 3rd day of each subsequent month until December 3, 2020, or portion thereof, that is needed by Proficient to complete an initial business combination from July 3, 2020 until the Extended Date. For example, if Proficient takes until September 3, 2020 to complete its Business Combination, which would represent three calendar months, Proficient Sponsor or its designees would make aggregate maximum Contributions of approximately $ per share (assuming no Public Shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and Proficient takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such Business Combination or Proficient’s subsequent liquidation will be approximately $ per share, in comparison to the current redemption amount of $ per share (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by Proficient to Proficient Sponsor or its designees upon consummation of an initial business combination. If Proficient Sponsor or its designees advises Proficient that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless Proficient can complete an initial business combination by June 3, 2020, Proficient will dissolve and liquidate in accordance with the Articles of Incorporation. Proficient Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Proficient Sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate. Proficient cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $117.13 million that was in the Trust Account as of the Record Date.

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The Extension Amendment Proposal is essential to allowing Proficient additional time to consummate the Business Combination in the event the Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. Proficient will not proceed with the Extension if Proficient will not have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination, after taking into account the Redemption. Proficient will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

Proficient believes that given Proficient’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Proficient is in the best position possible to consummate the Business Combination and that it is in the best interests of Proficient’s stockholders that Proficient obtain the Extension if needed. Proficient believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the SEC on March 23, 2020, which was amended on April 24, 2020 and may be further amended.

If Proficient’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Proficient intends to use its best efforts to complete the Business Combination on or before the Termination Date. If Proficient completes the Business Combination on or before June 3, 2020, it will cancel the Special Meeting and will not implement the Extension. If Proficient does not implement the Extension, it will not redeem any Public Shares submitted for Redemption solely in connection with the Special Meeting (but will redeem all Public Shares submitted for Redemption in connection with the Business Combination Special Meeting). Proficient intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Articles of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, as contemplated by and in accordance with the Articles of Incorporation, Proficient will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Proficient’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Proficient’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Proficient’s obligations under the NRS to provide for claims of creditors and other requirements of applicable law.

The Proficient Sponsor, the officers and directors and the initial stockholders of Proficient have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 founder shares held by them. There will be no distribution from the Trust Account with respect to Proficient’s warrants or Rights, which will expire worthless in the event Proficient dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Proficient intends to file an amendment to the Articles of Incorporation with Nevada in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. Proficient will then continue to attempt to consummate a business combination until the Extended Date. Proficient will remain a reporting company under the Exchange Act and its Units, Common Stock, Public Warrants and Rights will remain publicly traded during this time.

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by Proficient stockholders on the Business Combination will occur at the separate Business Combination Special Meeting of Proficient stockholders, to be held on [ ], 2020, at 10:00 a.m., Eastern Time, and the solicitation of proxies from Proficient stockholders in connection with such separate Business Combination Special Meeting, and the related right of Proficient stockholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus. Proficient filed a preliminary proxy statement/prospectus filed with the SEC on March 23, 2020, which was amended on April 24, 2020 and may be further amended. If you want to ensure your Public Shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Special Meeting or the Business Combination Special Meeting.

If the Extension Amendment Proposal is approved, Proficient Sponsor or its designees has agreed to contribute to Proficient as a loan (i) $ for each Public Share that is not redeemed in connection with the Special Meeting plus (ii) $ for each Public Share that is not redeemed for each subsequent calendar month commencing on July 3, 2020, and on the 3rd day of each subsequent month until December 3, 2020, or portion thereof, that is needed by Proficient to complete an initial business combination from July 3, 2020 until the Extended Date. For example, if Proficient takes until September 3, 2020 to complete its Business Combination, which would represent three calendar months, Proficient Sponsor or its designees would make aggregate maximum Contributions of approximately $ per share (assuming no Public Shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and Proficient takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such Business Combination or Proficient’s subsequent liquidation will be approximately $ per share, in comparison to the current redemption amount of $ per share (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by Proficient to Proficient Sponsor or its designees upon consummation of an initial business combination. If Proficient Sponsor or its designees advises Proficient that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless Proficient can complete an initial business combination by June 3, 2020, Proficient will dissolve and liquidate in accordance with the Articles of Incorporation. Proficient Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Proficient Sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate. If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce Proficient’s net asset value. Proficient cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $117.13 million that was in the Trust Account as of the Record Date. In addition, Proficient will not proceed with the Extension if Proficient will not have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination, after taking into account the Redemption. Proficient will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

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Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, Proficient will not proceed with the Extension if Proficient will not have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination, after taking into account the Redemption. Proficient will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

In order to exercise your redemption rights (unless you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting), you must:

●	if you hold Units, separate the underlying Public Shares, Public Warrants and Rights;

●	unless you have already done so in connection with the Business Combination Special Meeting, on or before 5:00 p.m., Eastern Time, on June 1, 2020 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Proficient redeem your Public Shares for cash to American Stock Transfer & Trust Company, LLC, the transfer agent, at the following address:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue

Brooklyn, NY 11219

Attn: Felix Orihuela

Email: forihuela@astfinancial.com

and

●	unless you have already done so in connection with the Business Combination Special Meeting, deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting.

Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such stockholder’s option.

Holders of outstanding Units must separate the underlying Public Shares, Public Warrants and Rights prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to American Stock Transfer & Trust Company, LLC, the transfer agent, with written instructions to separate such Units into Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

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If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to American Stock Transfer & Trust Company, LLC, the transfer agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by Proficient’s public stockholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $117.13 million as of the Record Date. Prior to their exercising redemption rights, Proficient stockholders should verify the market price of the Public Shares, as stockholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Proficient, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If Proficient does not consummate an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, Proficient will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders and all of Proficient’s warrants and Rights will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of Proficient stockholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to Proficient stockholders. Stockholders of Proficient seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to the Business Combination Special Meeting. Proficient filed a preliminary proxy statement/prospectus filed with the SEC on March 23, 2020, which was amended on April 24, 2020 and may be further amended.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to Proficient’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. Because the components of each Unit sold in Proficient’s initial public offering are separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share, one redeemable Public Warrant and one Right. As a result, the discussion below with respect to actual holders of Public Shares should also apply to holders of Units (as the deemed owners of the underlying Public Shares) that separate their Units into one Public Share, one Public Warrant and one Right for the purpose of exercising their redemption rights. This discussion assumes that holders currently hold Proficient securities as capital assets within the meaning of Section 1221 of the Code.

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This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, such as:

●	banks or financial institutions;

●	insurance companies;

●	brokers, dealers or traders in securities, commodities or currencies;

●	traders that elect to use a mark-to-market method of accounting;

●	persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	U.S. expatriates or former long-term residents of the United States;

●	partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;

●	S corporations;

●	regulated investment companies;

●	real estate investment trusts;

●	grantor trusts;

●	persons whose Public Shares are subject to a liability;

●	persons holding founder shares or Private Placement Warrants;

●	Non-U.S. Holders (as defined below); and

●	tax-exempt entities.

If you are an entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend on the status of your partners and your activities. If you are a partnership or a partner in a partnership, you should consult your Public Shares.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes). The Following Discussion Is For General Informational Purposes Only And Should Not Be Construed As Tax Advice. You Are Urged To Consult Your Tax Advisor With Respect To The Specific Tax Consequences To You Of Making Or Not Making The Election TO REDEEM YOUR PUBLIC SHARES, Including The Effects Of U.S. Federal, State, Local And Non-U.S. Tax Rules And Possible Changes In Laws That May Affect The Tax Consequences Described In This Proxy Statement.

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U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares

For purposes of this discussion, a U.S. Holder is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust (i) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (ii) that has an election in effect under applicable income tax regulations to be treated as a U.S. person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of Public Shares that is not a U.S. Holder and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

This section summarizes the expected U.S. federal income tax consequences of the redemption of Public Shares for U.S. Holders of Public Shares.

In the event that you elect to have your Public Shares redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the Public Shares under Section 302 of the Code.

If the redemption qualifies as a sale of the Public Shares, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in respect of the Public Shares and (ii) your adjusted tax basis in your Public Shares. Your adjusted tax basis in the Public Shares generally should equal your acquisition cost for those shares. If you purchased an investment unit consisting of a Public Share, a Public Warrant and a Right, the cost of such Unit must be allocated among the share, warrant and right that comprised such Unit based on their relative fair market values at the time of the purchase. The price allocated to the one Public Share, the one Public Warrant and one Right generally should be the holder’s tax basis in such share, warrant and right. The foregoing treatment of the Public Shares, Public Warrants and Rights, including the holder’s allocation of the tax basis, is not binding on the Internal Revenue Service (the “IRS”), or the courts. Because there are no authorities that directly address instruments that are similar to the Units, no assurance can be given that the IRS or the courts will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a Unit or treatments thereof).

Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Public Shares so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the Public Shares may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a non-corporate U.S. Holder will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

If the redemption does not qualify as a sale of Public Shares, you will be treated as receiving a cash distribution from Proficient. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from Proficient’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of your Public Shares and will be taxed in the manner described in the preceding paragraph. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that Proficient pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that Proficient pays to you that is treated as a dividend generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

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Whether a redemption qualifies for sale treatment will depend largely on the total number of Public Shares treated as held by you (including any stock you constructively owned as a result of owning Public Warrants and Rights) relative to all of Proficient’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale by you of your Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in Proficient or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also shares of Proficient stock that you constructively owned. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include Public Shares that could be acquired pursuant to the exercise of the Public Warrants or converted from the Rights. In order to meet the substantially disproportionate test, the percentage of Proficient’s outstanding voting stock actually and constructively owned by you immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (i) all of the shares of Proficient’s stock actually and constructively owned by you are redeemed or (ii) all of the shares of Proficient’s stock actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other Public Shares. The redemption of the Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in Proficient. Whether the redemption will result in a meaningful reduction in your proportionate interest in Proficient will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale, but will be treated as a distribution to you in respect of your Public Shares and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed Public Shares, any of your remaining tax basis in the redeemed Public Shares will be added to your adjusted tax basis in any of your remaining Class A stock, or, if you have none, to your adjusted tax basis in your Public Warrants, Rights or, possibly, other stock constructively owned by you.

If you are a U.S. Holder who actually or constructively owns five percent or more of Proficient’s stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of Public Shares, and you should consult your tax advisor with respect to your reporting requirements.

Holders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Medicare Tax

Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Public Shares.

Information Reporting and Backup Withholding

Proficient or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to Public Shares during each calendar year, the amount of proceeds from the sale of Public Shares, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on Public Shares and proceeds from the sale of Public Shares at the applicable rate if the U.S. Holder is not otherwise exempt and (i) the holder fails to provide Proficient or its paying agent with a correct taxpayer identification number, (ii) Proficient or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (iii) Proficient or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (iv) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to Proficient or its paying agent.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

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U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Public Shares

General

This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. Holders of Public Shares. For purposes of the below discussion, if you elect to have your shares of Public Shares redeemed, the characterization for U.S. federal income tax purposes of the redemption of your shares of Public Shares generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of Public Shares, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares” above.

Taxable Sales or Exchanges

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a sale or exchange of your Public Shares for U.S. federal income tax purposes, you will not be subject to U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (i) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (ii) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) Proficient is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held Public Shares and, in the case where Public Shares are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the Public Shares, at any time within the shorter of the five-year period preceding the disposition or your holding period for the Public Shares.

Unless an applicable treaty provides otherwise, gain described in clause (i) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (i) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (ii) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (ii) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by you in the United States. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.

In the case of clause (iii) above, Proficient would be classified as a U.S. real property holding corporation if the fair market value of Proficient’s “U.S. real property interests” equal or exceed 50 percent of the sum of the fair market value of Proficient’s worldwide real property interests plus Proficient’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As Proficient has generally only held cash, cash equivalents and government securities since its inception, Proficient does not believe that it is or has ever been a U.S. real property holding corporation.

Distributions

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions Proficient makes to you with respect to Public Shares, to the extent paid out of Proficient’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, Proficient would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).

Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your Public Shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described immediately above.

The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

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FATCA

FATCA imposes a 30% U.S. federal withholding tax on payments of dividends on Public Shares made to (i) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are non-U.S. entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (ii) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of Units, Public Shares, Public Warrants and Rights. Non-U.S. Holders may have to comply with certification procedures to establish that such Non-U.S. Holders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

State, Local and Non-U.S. Taxes

Proficient and the holders of Public Shares may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of Proficient and its stockholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by Proficient would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on a redemption of Public Shares.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. Proficient once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of Public Shares in connection with the Extension Amendment.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least fifty percent (50%) of all the outstanding shares of Common Stock as of the Record Date.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PROFICIENT STOCKHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

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PROPOSAL NO. 2 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Proficient’s stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Proficient’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PROFICIENT STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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BUSINESS OF PROFICIENT AND CERTAIN INFORMATION ABOUT PROFICIENT

General

Proficient is a blank check company formed as a Nevada corporation on July 27, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On June 3, 2019, Proficient consummated its initial public offering of 10,000,000 Units, each consisting of one share of Common Stock, one redeemable warrant to purchase one share of Common Stock at an exercise price of $11.50 per share, and one Right to receive one-tenth of one share of Common Stock upon consummation of the Proficient’s initial business combination, plus 1,500,000 additional Units pursuant to the full exercise of the over-allotment option by the underwriters, at a price of $10.00 per Unit, generating an aggregate amount of gross proceeds of $115,000,000.

Simultaneously with the closing of the initial public offering, Proficient issued to the Proficient Sponsor 5,375,000 Private Placement Warrants, each exercisable to purchase one share of Common Stock at a price of $11.50 per share, at a price of $1.00 per Private Placement Warrant, in a private placement (the “Private Placement”), generating gross proceeds of $5,375,000. Prior to the consummation of the initial public offering, in September 2018, the Proficient Sponsor, the directors, officers and initial stockholders of Proficient purchased 2,875,000 shares of Common Stock for an aggregate purchase price of $575,000. Upon the closing of the initial public offering and Private Placement, $115,000,000 ($10.00 per Unit) of the net proceeds of the sale of the Units in the initial public offering and the Private Placement was placed in a U.S.-based trust account at Morgan Stanley, N.A. maintained by American Stock Transfer & Trust Company, LLC, acting as trustee. The proceeds held in the Trust Account were invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, amended (the “Investment Company Act”), with a maturity of 180 days or less or in money market funds meeting the conditions of paragraph (d) under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below. As of March 31, 2020, Proficient had cash of $1,342,731 held outside the Trust Account, which is available for use by it to cover its costs associated with identifying a target business, negotiating a business combination, due diligence procedures and other general corporate uses.

The Proposed Business Combination

As previously announced, the Proficient, Lion, Pubco, Merger Sub, Purchaser Representative, the Sellers, and Seller Representative entered into the Business Combination Agreement on March 10, 2020. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While Proficient is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Proficient stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Proficient will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Proficient believes that there is some risk that Proficient might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Proficient would be precluded from completing the Business Combination and would be forced to liquidate even if Proficient’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved, Proficient Sponsor or its designees has agreed to contribute to Proficient as a loan (i) $ for each Public Share that is not redeemed in connection with the Special Meeting plus (ii) $ for each Public Share that is not redeemed for each subsequent calendar month commencing on July 3, 2020, and on the 3rd day of each subsequent month until December 3, 2020, or portion thereof, that is needed by Proficient to complete an initial business combination from July 3, 2020 until the Extended Date. For example, if Proficient takes until September 3, 2020 to complete its Business Combination, which would represent three calendar months, Proficient Sponsor or its designees would make aggregate maximum Contributions of approximately $ per share (assuming no Public Shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and Proficient takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such Business Combination or Proficient’s subsequent liquidation will be approximately $ per share, in comparison to the current redemption amount of $ per share (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by Proficient to Proficient Sponsor or its designees upon consummation of an initial business combination. If Proficient Sponsor or its designees advises Proficient that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless Proficient can complete an initial business combination by June 3, 2020, Proficient will dissolve and liquidate in accordance with the Articles of Incorporation. Proficient Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Proficient Sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate. If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce Proficient’s net asset value. Proficient cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $117.13 million that was in the Trust Account as of the Record Date. In addition, Proficient will not proceed with the Extension if Proficient will not have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination, after taking into account the Redemption. Proficient will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

Proficient believes that given Proficient’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Proficient is in the best position possible to consummate the Business Combination and that it is in the best interests of Proficient’s stockholders that Proficient obtain the Extension if needed. Proficient believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the SEC on March 23, 2020, which was amended on April 24, 2020 and may be further amended.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Proficient’s Common Stock as of April 27, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Proficient’s Common Stock, by:

●	each person known by Proficient to be the beneficial owner of more than 5% of Proficient’s outstanding shares of Common Stock;

●	each of Proficient’s executive officers and directors that beneficially owns shares of Proficient’s Common Stock; and

●	all Proficient’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 14,467,000 shares of Proficient Common Stock outstanding as of April 27, 2020. Voting power represents the combined voting power of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the Common Stock vote together as a single class. The table below does not include the shares of Common Stock underlying the Private Placement Warrants held or to be held by the Proficient Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, Proficient believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock(2)
Kin Sze (3)	50,000	*
Weixuan Luo	237,500	1.6%
Jing Chen (4)	—	—
Shih-Chung Chou (6)	1,031,250	7.1%
Man Hung Wong (5)	—	—
John Bode (5)	—	—
Walter Cook (3)	—	—
Di Chen (3)	—	—
All directors and executive officers as a group (8 individuals)	1,318,750	8.7%
Polar Asset Management Partners Inc. (7)	1,440,000	10.0%
Mizuho Financial Group, Inc. (8)	1,191,000	8.2%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is 40 Wall St., 29th floor, New York, NY 10005.

(2)	Based on 14,467,000 shares of Common Stock issued and outstanding.

(3)	Excludes 50,000 shares of Common Stock to be issued within 10 days of the consummation of Proficient’s Business Combination.

(4)	Excludes 100,000 shares of Common Stock to be issued within 10 days of the consummation of Proficient’s Business Combination.

(5)	Excludes 25,000 shares of Common Stock to be issued within 10 days of the consummation of Proficient’s Business Combination.

(6)	Represents shares held by Complex Zenith Limited, the Proficient Sponsor. Mr. Shih-Chung Chou, director of Proficient and sole shareholder and sole director of Complex Zenith Limited, may be deemed to beneficially own shares held by Proficient Sponsor and has sole voting and dispositive control over such securities.

(7)	Based on Schedule 13G filed on February 12, 2020. Represents shares directly held by Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), and certain managed accounts (together with PMSMF, the “Polar Vehicles”). Polar Asset Management Partners Inc., a corporation incorporated under the laws of Ontario, Canada, serves as the investment advisor to Polar Vehicles. The business address of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(8)	Based on Schedule 13G filed on February 14, 2020. Represent shares directly held by Mizuho Securities USA LLC, which is wholly-owned subsidiary of Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of shares directly held by Mizuho Securities USA LLC. The business address of Mizuho Financial Group, Inc. and Mizuho Bank, Ltd. is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan. The business address of Mizuho Americas LLC and Mizuho Securities USA LLC is 1271 Avenue of the Americas, New York, NY 10022.
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FUTURE STOCKHOLDER PROPOSALS

If the Business Combination is consummated, you will be entitled to attend and participate in Pubco’s annual meetings of shareholders. If Pubco holds a 2020 annual meeting of shareholders, it will provide notice of or otherwise publicly disclose the date on which the 2020 annual meeting will be held.

HOUSEHOLDING INFORMATION

Unless Proficient has received contrary instructions, Proficient may send a single copy of this proxy statement to any household at which two or more stockholders reside if Proficient believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Proficient’s expenses. However, if stockholders prefer to receive multiple sets of Proficient’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Proficient’s disclosure documents, the stockholders should follow these instructions:

●	if the shares are registered in the name of the stockholder, the stockholder should contact Proficient at the following address and e-mail address:

Proficient Alpha Acquisition Corp.
40 Wall St., 29th Floor

New York, New York 10005
Attention: Mr. Kin Sze
Email: stephen@paac-us.com

●	if a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

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WHERE YOU CAN FIND MORE INFORMATION

Proficient files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Proficient’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Proficient’s filings with the SEC (excluding exhibits) at no cost by contacting Proficient at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Proficient’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Special Meeting, you should contact Proficient at the following address and e-mail address:

Proficient Alpha Acquisition Corp.
40 Wall St., 29th Floor

New York, New York 10005
Attention: Mr. Kin Sze
Email: stephen@paac-us.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Proficient’s proxy solicitation agent at the following address, telephone number and e-mail address:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200 or banks and brokers can call at (203) 658-9400

Email: PAAC.info@morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a Proficient stockholder and would like to request documents, please do so by May 27, 2020, five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from Proficient, such documents will be mailed to you by first class mail or another equally prompt means.

33

ANNEX A

CERTIFICATE OF AMENDMENT
TO AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

PROFICIENT ALPHA ACQUISITION CORP.

(Pursuant to NRS 78.385 and 78.390)

The undersigned, being a duly authorized officer of PROFICIENT ALPHA ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Nevada, does hereby certify as follows:

1.	The name of the Corporation is Proficient Alpha Acquisition Corp.

2.	The Corporation’s Articles of Incorporation was filed in the office of the Secretary of State of the State of Nevada on July 27, 2018 and an Amended and Restated Articles of Incorporation was filed in the office of the Secretary of State of the State of Nevada on May 29, 2019.

3.	The Amended and Restated Articles of Incorporation have been amended as follows:

Section F of Article SIXTH is hereby amended and restated in its entirety to read as follows:

F. In the event that the Corporation has not consummated a Business Combination by June 3, 2020, the Board of Directors may extend the period of time to consummate a Business Combination up to six times, until December 3, 2020 (the latest such date being referred to as the “Termination Date”), each by an additional month, for an aggregate of six additional months, providing that (i) for each such extension the Sponsor (or its designees) must deposit into the Trust Account $_____ per then outstanding IPO Share per extension in exchange for a non-interest bearing, unsecured promissory note, for maximum aggregate proceeds to the Corporation of $____ per then outstanding IPO Share if six extensions occur, and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory notes will be added to the proceeds from the IPO to be held in the Trust Account and shall be used to fund the redemption of the IPO Shares in accordance with this Section F of Article SIXTH. In the event that the Corporation does not consummate a Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less interest that may be released to the Corporation to pay any income or franchise taxes payable and any remaining interest for dissolution expenses, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the NRS, including the adoption of a resolution by the Board pursuant to Section 78.580 of the NRS finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 78.580.3 of the NRS, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the NRS to provide for claims of creditors and other requirements of applicable law.

4.	The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the amended and restated articles of incorporation voted in favor of the amendment is: __________________.

5.	Effective date and time of filing: Upon filing

A-1

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Articles of Incorporation of the Corporation this ___ day of May, 2020.

PROFICIENT ALPHA ACQUISITION CORP.

By:
Name:	Kin Sze
Title:	Chief Executive Officer

A-2

PROXY CARD

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

PROFICIENT ALPHA ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kin Sze and Weixuan Luo (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of Proficient Alpha Acquisition Corp. to be held on June 3, 2020 at 10:00 a.m., Eastern Time, via live webcast by visiting https://web.lumiagm.com/224541414 with the password of PAAC2020! or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

PROFICIENT ALPHA ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — To amend the amended and restated articles of incorporation of Proficient Alpha Acquisition Corp. (“Proficient”) to extend the date by which Proficient has to consummate a business combination from June 3, 2020 to July 3, 2020 (or on the 3rd day of each subsequent month until December 3, 2020).	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal — To adjourn the special meeting of Proficient stockholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Amendment Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: , 2020

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have the same effect as a vote AGAINST proposal 1 and will have no effect on proposal 2. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~